Property and Equipment	12 Months Ended
Dec. 31, 2011
Notes
Property and Equipment

Note 3 - Property and Equipment

The major classes of assets as of December 31, are as follows:

	2011	2010
Office and computer equipment	$414,820	$11,021
Manufacturing and installation equipment	260,624	--
Leasehold improvements	759,304	--
Vehicles	360,210	--
Sub Total	1,794,958	--
Accumulated Depreciation	(944,207)	(89)
Net	$850,751	$10,932

Depreciation expense was $108,970 and $89, for the years ended December 31, 2011 and 2010, respectively. Approximately $360,210 of the Company’s property and equipment serves as security against its long-term debt.